Exhibit 99.1

Copyright © 2008 Tumbleweed. All rights reserved.
Annual Shareholder
Meeting
Jim Scullion, CEO
June 10, 2008

Safe Harbor Statement
This presentation and the accompanying speaker’s remarks may contain forward
-looking statements made in reliance on the Safe Harbor provisions of the
Private Securities Litigation Reform Act of 1995. These factors are described in the Safe Harbor statement below.
Except for the historical information contained herein, the matters discussed in this presentation may constitute forward-looking statements that involve risks and uncertainties which could cause actual results to differ materially from those projected, particularly with respect to the future growth of Tumbleweed’s business. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “potential,” “continue,” “expects,”
“anticipates,” “intends,” “plans,” “believes,” “estimates,” etc.
For further cautions about the risks of investing in Tumbleweed, we refer you to the documents Tumbleweed files from time to time with the SEC, particularly
Tumbleweed's Form 10-K filed March 17, 2008 and Form 10-Q filed May 12,
2008.
We assume no obligation to correct or update information contained in this presentation.

We develop and sell enterprise software
solutions that enable the secure
exchange of data among business
partners, customers and employees
Our Business:
• Award-winning security products
• Over 3,300 customers worldwide
• 28 US security patents
• Offices in Americas, Europe, Asia
• 330 Employees
Snapshot:
•  Strong balance sheet
•  $28M in cash
•  No debt
Financials:
Tumbleweed At-A-Glance

Customers
• U.S. and multinational blue-chip
 companies in wide range of
 industries
• U.S. government and military
• Actively expanding into new
 vertical markets and the small
 and medium size enterprise
 markets

Market Trends
Source: Gartner, IDC and Tumbleweed
(CAGR = 25%)
(CAGR = 25%)
Managed
File Transfer
Email Security
Potential for higher growth beginning 2008

Identity
 Validation
Validation Authority™
Technology
 and Patents
IP Licensing
Opportunistic
Strategic
Managed
File Transfer
Outbound
Email Security
 MailGate™
Secure Messenger™
 SecureTransport™
Inbound
Email Security
Revenue Sources

Size: $1.3B
Competition: 125 Vendors
Saturation: 90% in US
Advantage: Scalability
Size: $360M
Competition: 10 Vendors
Saturation: 30%
Advantage: Gartner
Leader
Size: $500M
Competition: 17 Vendors
Saturation: 20%
Advantage: Flexible
Integration
Sources: Gartner, IDC, Tumbleweed
Secure Messenger™
 SecureTransport™
 MailGate™
Prevents email inbound
threats via antivirus, anti-
spam and filtering
Prevents data leaks from out-
bound email via encryption,
policy enforcement, audits
Scalable platform for B2B
file transfers, central
management, automated
Secure Content Delivery Products

Customer Trends and Implications
Trends
Implications
Medium/smaller-size
businesses requiring security
Rising global demand for
security
Growing preference for
fewer, established vendors
offering wider range of
products, services
Growing demand for simple, cost-
effective products via indirect
channel sales
Requires international presence with
product localization
Need for comprehensive but flexible
(e.g. modular) products via indirect
channels for easier access to new
markets/verticals, broader base of
customers

Implications and Growth Strategies
Product Refinement
 › Develop simpler, lower-cost
 products for smaller-size businesses
 › Optimize products for sub-
 categories and broaden our
 presence in new geographies and
 verticals such as retail, technology
 & manufacturing
International Expansion
 › Broaden presence in Europe and
 Asia
 › Increase non-domestic revenue
 to15+% of total exiting 2008
Demand for simple,
manageable, channel-
ready products
Global focus, product
localization critical for
growth
Market Implication
Strategy

Implications and Growth Strategies
Leveraged Product Development
 › Continue investing in email and file
 transport
 › Increase integration of email and
 file transport platforms
 › Move toward broader secure
 delivery platform for all content
Products must be
holistic, modular and
integrated
Channel Expansion
 › Reach smaller-size customers
 › Accelerate move into new
 regions/verticals
 › Increase penetration of existing
 large enterprises
 › Achieve 70+% channel-based
 revenue by end of 2008
Indirect/channel
sales provide access
to new markets/
verticals, broader
base of customers
Market Implication
Strategy

Strategic Transition in 2007
• Continued growing core security business
• Positioned for new opportunities
 › Established presence in middle market
 › Expanded presence internationally
 › Grew network of channel/reseller partners
• Implemented new-product development
 › Initiated development of streamlined products
 › Initiated development of integrated/platform product
• Assembled experienced management team to execute growth
 strategy and achieve profitability

Longer-Term Business Strategy
Products
Sales Model
Customers
Category
A suite of complete
content security
products
100% channel
All businesses
Secure content
delivery
Suite of modules on
a common security
platform
70% channel by year-end 2008
Large, medium & small
enterprises
Email and content security
WE ARE HERE
Email security /
managed file transfer/
identity validation
Large, medium
enterprises
Direct
3 product
lines
2006
2007
2008
2009
2010

Revenue
($ in millions)

Q1 2008 Financial Results
• Revenue growth:
 › $15.3 million vs $15.0 million Q107
• Strong order flows:
 › Core products: 21% increase
 › Channel orders: 52% of non-renewal orders vs 29% Q107
• Rising backlog: rose $1.6 million to more than $28 million
• Higher gross margin (non-GAAP): 80% vs 75% Q107
• Improved bottom line
 › Non-GAAP: $444,000 income vs $368,000 loss in Q107
 › GAAP: $(1.1) million vs $(1.9) million Q107
• Generated positive cash flow: $2.2 million
• Strong balance sheet
 › $28.5 million in cash
 › No debt

Investment Merits
 • Favorable market trends
 › Increasing number and costs of security breaches creating demand for online security
 › Market growth accelerating beginning 2008
 • Positive indicators of revenue growth in 2008
 › Core products, channel strategy gaining traction
 › High levels of backlog, order flows
 • Improving cash position and strong balance sheet
 • Multiple at discount to peer group

Copyright © 2008 Tumbleweed. All rights reserved.
www.tumbleweed.com